UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

ALERE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

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On August 26, 2016, Alere Inc. issued a press release that discussed the proposed business combination transaction with Abbott Laboratories.  Below is a copy of such release.

Alere Issues Statement

WALTHAM, Mass., August 26, 2016 – Alere Inc. (NYSE: ALR) (the “Company”), a global leader in rapid diagnostic tests, today issued the following statement in response to inquiries from its shareholders:

On August 25, 2016, Alere filed a complaint against Abbott in Delaware Chancery Court, which seeks to compel Abbott to fulfill its obligations under the terms of the merger agreement to take all actions necessary to promptly obtain all required anti-trust approvals. We expect the redacted version of the complaint to be publicly available next week.

Alere will take all actions necessary to protect the interests of Alere shareholders, enforce Alere’s rights under the merger agreement and compel Abbott to complete the transaction in accordance with its terms.

About Alere
Alere believes that when diagnosing and monitoring health conditions, Knowing now matters™. Alere delivers reliable and actionable information by providing rapid diagnostic tests, enhancing clinical and economic healthcare outcomes globally. Headquartered in Waltham, Mass., Alere focuses on rapid diagnostics for cardiometabolic disease, infectious disease and toxicology. For more information on Alere, please visit www.alere.com.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Alere by Abbott. In connection with the proposed acquisition, Alere has filed relevant materials with the United States Securities and Exchange Commission (the “SEC”), including Alere’s proxy statement in preliminary form. Alere intends to file a definitive proxy statement and mail it to holders of shares of Alere’s common stock.  Stockholders of Alere are urged to read all relevant documents filed with the SEC, including Alere’s preliminary proxy statement, and Alere’s definitive proxy statement when it becomes available, because they contain or will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and security holders are able to obtain the proxy statement and other documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Alere at http://www.alere.com/en/home/investor-relations/sec-filings-and-financials.html or by directing a request to Juliet Cunningham, Vice President, Alere Investor Relations at 858-805-2232 or ir@alere.com.

Participants in the Solicitation
Alere and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Alere in favor of the proposed transaction.  Information about Alere’s directors and executive officers is set forth in Alere’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on August 8, 2016, and the preliminary proxy statement which was filed with the SEC on August 15, 2016. Information concerning the interests of Alere’s participants in the solicitation, which may, in some cases, be different than those of Alere’s stockholders generally, is set forth in the materials filed by Alere with the SEC, including the preliminary proxy statement, and will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue,” “goal,” “can” or similar words. A number of important factors could cause actual results of the Company and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, (i) the risk that the proposed merger with Abbott Laboratories (“Abbott”) may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Abbott by Alere’s stockholders; (iii) the possibility that competing offers or acquisition proposals for Alere will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger (the “Merger Agreement”) among Alere and Abbott pursuant to which Abbott will acquire Alere, including in circumstances which would require Alere to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Alere’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Alere’s ongoing business operations; (viii) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability, (ix) the risk that Alere fails to file its future Quarterly Reports on Form 10-Q in a timely manner which could, among other things, lead to the acceleration of the maturity of certain of Alere’s indebtedness; (x) the possibility that any analysis of revenue recognition for future or past periods uncovers an error or misstatements in revenue recognition which require adjustment which may be material; or material weaknesses in the Company’s internal controls over financial reporting; (xi) risks relating to the ongoing investigations by the SEC and the United States Department of Justice; (xii) the risk that these or other risk factors impact the expected timing of the filing of the Quarterly Report on Form 10-Q for the second quarter of 2016; and (xiii) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (as filed with the SEC on August 8, 2016) and other risk factors identified herein or from time to time in our periodic filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this report. The Company undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Media Contacts
Jackie Lustig
pr@alere.com
781.314.4009

Joele Frank, Wilkinson Brimmer Katcher
Dan Katcher / Kelly Sullivan
212-355-4449

Investor Relations
Juliet Cunningham
ir@alere.com
858.805.2232